ASSETS CLASSIFIED AS HELD FOR SALE (Details) - USD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Non-current assets or disposal groups classified as held for sale		$ 7,258	$ 54,954
Non-current assets held for sale [member]
Investment in joint ventures	[1],[2]	7,258	0
Disposal groups classified as held for sale [member]
Net assets of disposal group	[3]	$ 0	$ 33,940

[1]	In 2018, the Group agreed to sell its vessel in Petrochemical Shipping Limited, a joint venture of the Group, and to wind up the joint venture arrangement. The joint venture arrangement is expected to be dissolved during March 2019. The proceeds from the dissolution is expected to exceed the carrying amount of US$7,258,000 and, accordingly no impairment loss has been recognised on the classification to assets classified as held for sale.
[2]	In 2018, the Group agreed to wind up Leopard Tankers Pte. Ltd., a joint venture of the Group, in such a manner that the Group will purchase two vessels, the Leopard Sun and Leopard Moon. These vessels were subsequently purchased in January 2019 and February 2019 respectively (Note 44). At 31 December 2018, the carrying amount of the investment is US$Nil and hence, no further impairment loss was recognised on the classification to assets classified as held for sale.
[3]	In 2017, there was a plan to dispose two of GSSA’s businesses to related companies within the Grindrod Limited Group. Management has assessed the fair value less cost to sell of these non-current assets and disposal groups on the date that they were classified as held for sale and recorded an impairment loss of US$5,092,000. These businesses were subsequently sold on 1 January 2018 (Note 41.1).